SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                             FORM 8-K

                    CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  25-Sep-00

CENTEX HOME EQUITY LOAN TRUST 2000-A

(Exact name of registrant as specified in its charter)


          Delaware                           333-92355-01           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                        75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On September 25,2000 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated September 25, 2000.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
        Date:
        Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated:          25-Sep-00


Centex Home Equity Loan Trust 2000-A


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                        25-Sep-00

DISTRIBUTION SUMMARY


          Original  Beginning Certifi  Principal   Ending Certificate
 Class  Face Value       Balance      Distribution    Balance
A-1     61000000.00      51986221.22    1598484.77   50387736.45
A-2     19000000.00      19000000.00          0.00   19000000.00
A-3     33000000.00      33000000.00          0.00   33000000.00
A-4     27000000.00      27000000.00          0.00   27000000.00
A-5     17500000.00      17500000.00          0.00   17500000.00
A-6     17500000.00      17500000.00          0.00   17500000.00
A-7     135000000.00    127902912.32    3320405.06  124582507.26
X-IO           0.00             0.00          0.00          0.00
R              0.00             0.00          0.00          0.00
TOTAL   310000000.00    293889133.54    4918889.83  288970243.71


          Interest    Pass-Through       Total
 Class  Distribution      Rate        Distribution
A-1        325347.10         7.51000%    1923831.87
A-2        120333.33         7.60000%     120333.33
A-3        210375.00         7.65000%     210375.00
A-4        180000.00         8.00000%     180000.00
A-5        120312.50         8.25000%     120312.50
A-6        114916.67         7.88000%     114916.67
A-7        755550.93         6.86000%    4075955.99
X-IO            0.00         0.00000%          0.00
R               0.00         0.00000%          0.00
TOTAL     1826835.53                     6745725.36


AMOUNTS PER $1,000 UNIT

                       Principal        Interest
 Class     Cusip      Distribution    Distribution
A-1      152314BY5        26.20466836    5.33355902
A-2      152314BZ2         0.00000000    6.33333316
A-3      152314CA6         0.00000000    6.37500000
A-4      152314CB4         0.00000000    6.66666667
A-5      152314CC2         0.00000000    6.87500000
A-6      152314CD0         0.00000000    6.56666686
A-7      152314CE8        24.59559304    5.59667356
TOTAL                     15.86738655    5.89301784

           Total    Ending Certificate
 Class  Distribution     Balance
A-1      31.53822738     826.02846639
A-2       6.33333316    1000.00000000
A-3       6.37500000    1000.00000000
A-4       6.66666667    1000.00000000
A-5       6.87500000    1000.00000000
A-6       6.56666686    1000.00000000
A-7      30.19226659     922.83338711
TOTAL    21.76040439     932.16207648


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Mark Frye
                                            --------------------------
                                             Name:  Mark Frye
                                             Title: Assistant Vice President
Dated:  September 25, 2000